ITEM 1. SCHEDULE OF INVESTMENTS.

The Consolidated Schedule of Investments is attached herewith.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2024 (Unaudited)

The unaudited consolidated schedule of investments of Partners Group Growth, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of December 31, 2024, is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Public Investments (0.03%) Common Stocks (0.03%)	Industry	Acquisition Date	Shares	Fair Value
Western Europe (0.03%)
Deliveroo Plc	Communication	12/12/24	13,305	$29,573
Total Western Europe (0.03%)				29,573

Total Common Stocks (Cost $25,511)(0.03%)				$29,573

Private Equity Investments (100.14%) Direct Investments * (43.17%) Direct Equity (43.17%)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (18.83%)
Campus Co-investment, L.P. +, a	Common equity	03/20/24	9,002,997	$13,535,511
Kedaara Victoria Holdings +, a, b	Limited partnership interest	09/28/23	—	5,098,907
Menou LP +, a, b	Limited partnership interest	08/23/24	—	1,732,341
PG Power Pte. Ltd. +, a, c	Common equity	10/30/24	696,549	432,440
Total Asia - Pacific (18.83%)				20,799,199
North America (16.11%)
Aurora Co-Invest L.P. +, a, b, c	Limited partnership interest	07/25/24	—	4,626,156
Lumin Digital, LLC +, a, c	Preferred equity	11/20/24	150,000	900,000
Silver Lake Strategic Investors VI, L.P. +, a, b	Limited partnership interest	09/14/23	—	6,546,049
Surveyor Co-Invest SCSp +, a, b, c	Limited partnership interest	10/17/24	—	855,409
Sword Health Technologies, Inc. +, a	Common equity	05/14/24	88,109	4,032,368
Sword Health Technologies, Inc. +, a	Preferred equity	05/14/24	33,762	770,669
Sword Health Technologies, Inc. +, a, b	Limited partnership interest	05/14/24	—	58,359
Total North America (16.11%)				17,789,010
Western Europe (8.23%)
Akur8 SAS +, a, c	Common equity	08/28/24	1,674,329	1,963,970
Akur8 SAS +, a, c	Preferred equity	08/28/24	2,333,724	2,558,401
PG Investment Company 76 S.à r.l. +, a, c	Common equity	09/03/24	35,845	1
PG Investment Company 76 S.à r.l. +, a, c	Preferred equity	09/03/24	4,347,880	4,573,089
Total Western Europe (8.23%)				9,095,461
Total Direct Equity (43.17%)				$47,683,670
Total Direct Investments (43.17%)				$47,683,670
Secondary Investments *, b (56.97%)

	Acquisition Date	Fair Value
Asia - Pacific (0.37%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, c	09/30/24	$305,159
Archer Capital Fund 5 +, a, c	09/30/24	3,723
Crescent Capital Partners IV, LP +, a	09/30/24	12,584
KV Asia Capital Fund I L.P. +, a, c	09/30/24	89,448
Total Asia - Pacific (0.37%)		410,914
North America (24.77%)
7Wire Ventures Fund II, L.P. +, a, c	12/29/23	491,593

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2024 (Unaudited) (continued)

Private Equity Investments (continued) Secondary Investments *, b (continued)	Acquisition Date	Fair Value
North America (continued)
7Wire Ventures Fund, L.P. +, a	12/29/23	$1,449,084
ACP Investment Fund, L.P. +, a, c	09/30/24	16,225
ASP Securities Exchange Fund II L.P. +, a, c	09/30/24	607,718
August Capital V Special Opportunities, L.P. +, a, c	10/01/24	5,153
Bain Capital Venture Fund 2009, L.P. +, a, c	09/30/24	3,839
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	108,108
Berkshire Fund VIII, L.P. +, a, c	09/30/24	43,037
Cortec Group Fund V, L.P. +, a, c	09/30/24	6
ESG Holdco II LLC +, a	12/29/23	498,629
Index Ventures Life VI (Jersey), L.P. +, a, c	09/30/24	41,954
Madison Dearborn Capital Partners V, L.P. +, a, c	12/31/24	1
Mainsail Partners III, L.P. +, a, c	09/30/24	20,731
Marlin Equity III, L.P. +, a, c	09/30/24	1,757
New Enterprise Associates 14, L.P. +, a, c	10/01/24	372,668
Next Play Capital I, L.P. +, a, c	12/29/23	1,278,299
Next Play Capital II, L.P. +, a, c	12/29/23	1,030,146
NGP Natural Resources X, L.P. +, a, c	09/30/24	17,120
Novacap TMT International NV CV, L.P. +, a, c	10/31/24	754,991
NPC Exabeam, LLC +, a	12/29/23	139,765
NPC Guild, LLC +, a	12/29/23	369,048
Redpoint Omega II, L.P. +, a	09/30/24	133,775
Redpoint Ventures IV, L.P. +, a, c	09/30/24	35,582
RoundTable Healthcare Partners III, L.P. +, a, c	09/30/24	55,048
SCP Harbor, L.P. +, a, c	10/13/23	11,677,409
Sigma Partners 6, L.P. +, a	09/30/24	39,886
Sigma Partners 7, L.P. +, a	09/30/24	11,006
Sigma Partners 8, L.P. +, a	09/30/24	29,731
Solace +, a	03/28/24	3,484,769
Sterling Capital Partners IV, L.P. +, a, c	12/01/24	26,727
Sterling Partners – Small Market Growth 2009, L.P. +, a, c	12/01/24	19,126
STG IV, L.P. +, a, c	09/30/24	13,941
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, c	12/31/24	13,249
Summit Partners Venture Capital Fund III-B, L.P. +, a, c	12/31/24	17,508
TA Atlantic and Pacific VII-A L.P. +, a, c	09/30/24	193,559
TA Subordinated Debt Fund III, L.P. +, a, c	09/30/24	732
TA XI, L.P. +, a, c	09/30/24	22,706
TQS MCE LLC +, a	12/29/23	703,299
Trinity Ventures 2024, L.P. +, a, c	12/20/24	3,546,620
Trivest Fund V, L.P. +, a, c	10/01/24	77,361
Welsh, Carson, Anderson & Stowe XI, L.P. +, a	09/30/24	305
Total North America (24.77%)		27,352,211
Rest of World (0.43%)
Advent Latin American Private Equity Fund V, L.P. +, a, c	10/01/24	53,159
Pitango Venture Capital Fund VI L.P. +, a	09/30/24	390,327
Victoria South American Partners II, L.P. +, a, c	09/30/24	31,298
Total Rest of World (0.43%)		474,784
Western Europe (31.40%)
Abingworth Bioventures VI LP +, a, c	10/01/24	21,710
Advent International GPE VI, L.P. +, a, c	10/01/24	7,499
Advent International GPE VII-E, L.P. +, a, c	10/01/24	28,234
Alchemy Special Opportunities Fund II L.P. +, a, c	09/30/24	24,331

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2024 (Unaudited) (continued)

Private Equity Investments (continued) Secondary Investments *, b (continued)	Acquisition Date	Fair Value
Western Europe (continued)
APAX Europe VII - B, L.P. +, a, c	10/01/24	$1,299
Astorg V FCPR +, a, c	09/30/24	506
Atomico IV L.P. (Project Matterhorn) +, a, c	01/31/24	5,575,011
Atomico V L.P. +, a, c	01/31/24	2,874,316
August Capital V, L.P. +, a, c	10/01/24	61,081
BC European Capital IX, L.P. +, a, c	10/01/24	79,893
Charterhouse Capital Partners IX +, a	09/30/24	1,223
DBAG Fund VI (Guernsey) L.P. +, a, c	09/30/24	21,005
Earlybird DWES Fund VI GmbH & Co. KG +, a, c	06/07/24	2,891,765
Earlybird DWES Fund VII GmbH & Co. KG +, a, c	06/07/24	1,162,608
EQT Mid Market Europe (No.1) Feeder Limited Partnership +, a, c	01/31/24	1,176,034
France Special Situations Fund I FPCI +, a, c	10/01/24	10,477
G Square Capital I +, a	12/01/24	69
HitecVision Asset Solutions, L.P. +, a, c	09/30/24	209
HitecVision SpringPoint L.P. +, a, c	09/30/24	1
HitecVision V, L.P. +, a, c	09/30/24	407
HitecVision VI, L.P. +, a, c	09/30/24	84,040
Impilo Orphan Drugs AB +, a, c	09/19/24	474,218
Index Ventures Growth II (Jersey), L.P. +, a, c	09/30/24	73,311
Index Ventures Growth III (Jersey), L.P. +, a	09/30/23	3,677,782
Index Ventures Growth IV (Jersey), L.P. +, a	09/30/23	1,801,493
Index Ventures IX (Jersey), L.P. +, a, c	09/30/23	1,002,495
Index Ventures VI (Jersey), L.P. +, a	09/30/23	2,658,135
Index Ventures VII (Jersey), L.P. +, a, c	09/30/23	3,431,084
Index Ventures VIII (Jersey), L.P. +, a, c	09/30/23	1,574,525
Industrial Opportunity Partners II, L.P. +, a, c	09/30/24	9,776
Investindustrial V L.P. +, a, c	09/30/24	79,781
L Capital 3 FPCI +, a, c	12/02/24	24,537
Latour Capital I +, a, c	12/31/24	7,932
Living Bridge 5 L.P. +, a, c	10/01/24	34,673
Phoenix Equity Partners 2010 LP +, a	09/30/24	265
Piper Private Equity Fund V L.P. +, a, c	10/01/24	12,094
Prime Ventures IV C.V. +, a, c	09/30/24	92,683
TDR Capital III 'B' L.P. +, a, c	10/01/24	151,293
Turkish Private Equity Fund III L.P. +, a, c	09/30/24	215,634
Volpi Capital Investments Conti, L.P. +, a, c	09/07/23	5,340,021
Total Western Europe (31.40%)		34,683,450
Total Secondary Investments (56.97%)		$62,921,359

Total Private Equity Investments (Cost $78,831,147)(100.14%)		$110,605,029

Total Investments (Cost $78,856,658)(100.17%)		110,634,602

Other Assets in Excess of Liabilities ((0.17)%)		(190,308)

Net Assets (100.00%)		$110,444,294

*	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Partners Group Growth, LLC (a Delaware Limited Liability Company) Consolidated Schedule of Investments — December 31, 2024 (Unaudited) (continued)
**	The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

a	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2024 was $110,605,029, or 100.14% of net assets. As of December 31, 2024, the aggregate cost of each investment restricted to resale was $9,002,997, $4,474,763, $1,762,512, $458,444, $4,175,472, $900,000, $5,015,741, $830,722, $3,154,050, $602,805, $45,647, $1,863,352, $2,597,189, $39,577, $4,800,561, $134,296, $1, $12,769, $52,878, $303,740, $676,887, $4,973, $388,428, $4,253, $1, $84,665, $6,652, $1, $501,022, $20,595, $1, $20,693, $1,485, $252,376, $682,754, $502,354, $11,495, $754,991, $84,841, $169,592, $75,860, $31,748, $24,774, $6,699,857, $22,689, $12,600, $22,150, $1,687,151, $19,662, $11,103, $7,851, $3,514, $10,527, $89,376, $1, $11,293, $320,951, $2,570,015, $52,652, $1,645, $33,538, $286,653, $31,721, $9,781, $6,619, $18,029, $18,060, $607, $891, $3,866,598, $2,049,760, $51,166, $36,980, $999, $17,211, $1,074,447, $473,392, $795,544, $44,821, $112, $1, $0, $6,192, $86,680, $436,170, $89,140, $1,272,114, $1,941,379, $839,810, $1,772,998, $1,241,509, $1,154,795, $4,826, $69,023, $17,227, $7,839, $18,692, $1, $12,737, $48,609, $139,361, $117,406 and $4,666,715, respectively, totaling $78,831,147.

b	Investment does not issue shares.

c	Investment has been committed to but has not been fully funded by the Fund.

A summary of outstanding financial instruments at December 31, 2024 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
January 15, 2025	ANZ Bank	$4,805,041	INR	403,800,000	$4,712,887	$92,154
January 22, 2025	State Street Bank International	$25,228,713		€22,510,000	$23,335,988	$1,892,725
January 22, 2025	State Street Bank International	€22,510,000		$23,655,579	$23,335,988	$(319,591)
March 12, 2025	State Street Bank International	$1,482,158		¥225,900,000	$1,448,598	$33,560
April 24, 2025	State Street Bank International	$23,761,646		€22,510,000	$23,437,572	$324,074
April 24, 2025	State Street Bank International	$2,754,599		€2,610,000	$2,717,550	$37,049
						$2,059,971

Legend:

€	- Euro
INR	- Indian Rupee
¥	- Japanese Yen

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

The information contained in this section should be read in conjunction with the Fund’s audited consolidated financial statements contained in its annual report for the period ended March 31, 2024.

Investments held by the Fund include short-term investments, direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

Partners Group (USA) Inc. (the “Adviser”) determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and the Fund's valuation procedures (the “Valuation Procedures”), which have been approved by the board of managers of the Fund (the “Board”). As authorized by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and the valuation attributable to the same Private Equity Investment held by another client or by one of its affiliates or by a client of one of its affiliates might differ due to differences in accounting, regulatory and other factors applicable to the Fund and to such other client or the Adviser’s affiliate.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (A) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (B) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

●	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such date, the mean of the closing bid and ask prices on such date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●	Level 2 – Pricing inputs are observable inputs other than quoted prices in active markets (i.e., not Level 1 inputs). Fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund's investments classified in the fair value hierarchy as of December 31, 2024:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$29,573	$—	$—	$29,573
Direct Investments:
Direct Equity	$—	$—	$47,683,670	$47,683,670
Total Direct Investments	$—	$—	$47,683,670	$47,683,670
Secondary Investments	—	—	62,921,359	62,921,359
Total Investments	$29,573	$—	$110,605,029	$110,634,602
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts	$—	$2,379,562	$—	$2,379,562
Total Assets	$—	$2,379,562	$—	$2,379,562
Liabilities
Foreign Currency Exchange Contracts	$—	$(319,591)	$—	$(319,591)
Total Liabilities	$—	$(319,591)	$—	$(319,591)
Total Investments net of Foreign Currency Exchange Contracts	$29,573	$2,059,971	$110,605,209	$112,694,573

The following is a reconciliation of the amount of the account balances on April 1, 2024 and December 31, 2024 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2024	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of December 31, 2024
Direct Investments:
Direct Equity Investments	$19,641,895	$(1,855)	$6,810,384	$21,261,279	$(28,033)	$—	$—	$47,683,670
Total Direct Investments*	$19,641,895	$(1,855)	$6,810,384	$21,261,279	$(28,033)	$—	$—	$47,683,670
Secondary Investments*	$46,613,156	$(6,237)	$9,057,661	$11,100,856	$(3,844,077)	$—	$—	$62,921,359
Total	$66,255,051	$(8,092)	$15,868,045	$32,362,135	$(3,872,110)	$—	$—	$110,605,029

*	For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “Secondary Investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the nine months ended December 31, 2024 relating to investments in Level 3 assets still held at December 31, 2024 is $15,868,045, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of December 31, 2024:

Type of Security	Fair Value at December 31, 2024 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$10,527	Market comparable companies	Enterprise value to EBITDA multiple	20.80x - 36.60x (31.17x)
	13,536	Market comparable companies	Price to book ratio	2.90x
	900	Recent financing/transaction	Recent transaction price	n/a
	22,721	Market comparable companies	Enterprise value to sales multiple	7.80x - 22.20x (13.31x)
Secondary Investments	$60,881	Adjusted reported net asset value	Reported net asset value	n/a
	2,041	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Level 3 Direct Debt Investments, the Fund estimates fair value utilizing earnings and multiples analysis or an analysis of discounted cash flows that considers the credit risk and interest rate risk of the particular investment. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. The potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are risks inherent in forward foreign exchange contracts.

During the nine months ended December 31, 2024, the Fund entered into 21 long/short forward foreign currency exchange contracts. The Fund had $(308,560) in net realized gains (losses) and $1,913,560 change in net unrealized appreciation (depreciation) on forward foreign currency contracts. The outstanding forward foreign currency exchange contract amounts at December 31, 2024 are representative of contract amounts during the period.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.